Exhibit F-2

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
CONSOLIDATING INCOME STATEMENT
For the Year Ended December 31, 2004
(In thousands $)

	Cleveland Electric	Centerior	Shippingport		Cleveland Electric Illuminating
	Illuminating	Funding	Capital		Company
	Company	Corp	Trust	Eliminations	Consolidated

OPERATING REVENUES	$1,802,470	$6,015	$-	$-	$1,808,485

OPERATING EXPENSES AND TAXES:
Fuel and purchased power	622,021	-	-	-	622,021
Nuclear operating costs	117,091	-	-	-	117,091
Other operating costs	272,110	193	-	-	272,303
Provision for depreciation	131,854	-	-	-	131,854
Amortization of regulatory assets	196,501	-	-	-	196,501
Deferral of new regulatory assets	(117,466)	-	-	-	(117,466)
General taxes	146,276	-	-	-	146,276
Income taxes	111,995	1	-	-	111,996
Total operating expenses and taxes	1,480,382	194	-	-	1,480,576

OPERATING INCOME	322,088	5,821	-	-	327,909

Equity in subsidiary earnings	2,169	-	-	(2,169)	-
Other income	69,295	-	46,273	(30,079)	85,489
Other income deductions	(14,302)	-	-	(2,138)	(16,440)
Other income taxes	(25,690)	(1,169)	-	-	(26,859)
OTHER INCOME	31,472	(1,169)	46,273	(34,386)	42,190

NET INTEREST CHARGES:
Interest on long-term debt	120,058	-	-	-	120,058
Allowance for borrowed funds used during construction	(5,110)	-	-	-	(5,110)
Other interest expense	2,081	2,483	44,135	(30,079)	18,620
Net interest charges	117,029	2,483	44,135	(30,079)	133,568

NET INCOME	236,531	2,169	2,138	(4,307)	236,531

PREFERRED STOCK
DIVIDEND REQUIREMENTS	7,008	-	-	-	7,008

EARNINGS ON COMMON STOCK	$229,523	$2,169	$2,138	$(4,307)	$229,523

The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual report on Form 10-K or the year ended December 31, 2004, are an integral part of the consolidating financial statements.

					Exhibit F-2

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
CONSOLIDATING BALANCE SHEETS
As of December 31, 2004
(In thousands $)

					Cleveland
	Cleveland Electric	Centerior	Shippingport		Electric Illuminating
	Illuminating	Funding	Capital		Company
ASSETS	Company	Corp	Trust	Eliminations	Consolidated

UTILITY PLANT:
In service	$4,418,313	$-	$-	$-	$4,418,313
Less-Accumulated provision for depreciation	(1,961,737)	-	-	-	(1,961,737)
	2,456,576	-	-	-	2,456,576
Construction work in progress	116,085	-	-	-	116,085
	2,572,661	-	-	-	2,572,661

OTHER PROPERTY AND INVESTMENTS:
Investment in lessor notes	-	-	596,645	-	596,645
Nuclear plant decommissioning trusts	383,875	-	-	-	383,875
Long-term notes receivable from associated companies	97,489	-	-	-	97,489
Other	532,465	-	-	(515,464)	17,001
	1,013,829	-	596,645	(515,464)	1,095,010

CURRENT ASSETS:
Cash and cash equivalents	127	-	70	-	197
Receivables-
Customers	11,537	-	-	-	11,537
Associated companies	47,807	255	-	(14,648)	33,414
Other	(20,586)	161,844	11,527	-	152,785
Notes receivable from associated companies	521	4,500	-	(4,500)	521
Material and supplies	58,922	-	-	-	58,922
Prepayments and other	2,136	-	-	-	2,136
	100,464	166,599	11,597	(19,148)	259,512

DEFERRED CHARGES:
Regulatory assets	958,986	-	-	-	958,986
Goodwill	1,693,629	-	-	-	1,693,629
Property taxes	77,792	-	-	-	77,792
Other	32,875	-	-	-	32,875
	2,763,282	-	-	-	2,763,282

TOTAL ASSETS	$6,450,236	$166,599	$608,242	$(534,612)	$6,690,465

The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

					Exhibit F-2

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
CONSOLIDATING BALANCE SHEETS
As of December 31, 2004
(In thousands $)
					Cleveland
	Cleveland Electric	Centerior	Shippingport		Electric Illuminating
	Illuminating	Funding	Capital		Company
CAPITALIZATION AND LIABILITIES	Company	Corp	Trust	Eliminations	Consolidated

CAPITALIZATION:
Common stockholder's equity	$1,853,561	$148,624	$31,498	$(180,122)	$1,853,561
Preferred stock not subject to mandatory redemption	96,404	-	-	-	96,404
Long-term debt and other long-term obligations	1,781,488	-	555,469	(366,840)	1,970,117
	3,731,453	148,624	586,967	(546,962)	3,920,082

CURRENT LIABILITIES:
Currently payable long-term debt	76,701	-	-	-	76,701
Accounts payable-
Associated companies	139,922	13,876	10,991	(14,648)	150,141
Other	9,271	-	-	-	9,271
Notes payable to associated companies	479,144	3,775	10,214	(4,500)	488,633
Accrued taxes	129,454	-	-	-	129,454
Accrued interest	22,102	-	-	-	22,102
Lease market valuation liability	60,200	-	-	-	60,200
Other	60,807	324	-	-	61,131
	977,601	17,975	21,205	(19,148)	997,633

NONCURRENT LIABILITIES:
Accumulated deferred income taxes	540,211	-	-	-	540,211
Accumulated deferred investment tax credits	60,901	-	-	-	60,901
Asset retirement obligation	272,123	-	-	-	272,123
Retirement benefits	82,306	-	-	-	82,306
Lease market valuation liability	668,200	-	-	-	668,200
Other	117,441	-	70	31,498	149,009
	1,741,182	-	70	31,498	1,772,750

TOTAL CAPITALIZATION AND LIABILITIES	$6,450,236	$166,599	$608,242	$(534,612)	$6,690,465

The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

					Exhibit F-2

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
As of December 31, 2004
(In thousands $)

					Cleveland
	Cleveland Electric	Centerior	Shippingport		Electric Illuminating
	Illuminating	Funding	Capital		Company
	Company	Corp	Trust	Eliminations	Consolidated

RETAINED EARNINGS:
Balance - Beginning of Period	$494,212	$3,794	$-	$(3,794)	$494,212

Net Income	236,531	2,169	2,138	(4,307)	236,531

Cash Dividends on Common Stock	(170,000)	(5,131)	-	5,131	(170,000)

Cash Dividends on Preferred Stock	(7,003)	-	-	-	(7,003)

Other	-	-	(1,606)	1,606	-

Balance - End of Period	$553,740	$832	$532	$(1,364)	$553,740

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Balance - Beginning of Period	$2,653	$-	$-	$-	$2,653

Unrealized gain on investments	11,450	-	-	-	11,450

Minimum liability for unfunded retirement benefits	3,756	-	-	-	3,756

Balance - End of Period	$17,859	$-	$-	$-	$17,859

The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

					Exhibit F-2
THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
CONSOLIDATING STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2004
(In thousands $)

					Cleveland
	Cleveland Electric	Centerior	Shippingport		Electric Illuminating
	Illuminating	Funding	Capital		Company
	Company	Corp	Trust	Eliminations	Consolidated

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$236,531	$2,169	$2,138	$(4,307)	$236,531
Adjustments to reconcile net income to net
cash from operating activities:
Provision for depreciation	131,854	-	-	-	131,854
Amortization of regulatory assets	196,501	-	-	-	196,501
Deferral of new regulatory assets	(117,466)	-	-	-	(117,466)
Nuclear fuel and capital lease amortization	28,239	-	-	-	28,239
Amortization of electric service obligation	(18,386)	-	-	-	(18,386)
Deferred rents and lease market valuation liability	(56,405)	-	-	-	(56,405)
Deferred income taxes and investment tax credits, net	39,129	-	-	-	39,129
Accrued retirement benefit obligations	13,245	-	-	-	13,245
Accrued compensation, net	2,433	-	-	-	2,433
Pension trust contribution	(31,718)	-	-	-	(31,718)
Decrease (Increase) in operating assets:
Receivables	113,223	(55,357)	224	(19,793)	38,297
Materials and supplies	(8,306)	-	-	-	(8,306)
Prepayments and other current assets	2,375	-	-	-	2,375
Increase (Decrease) in operating liabilities:
Accounts payable	(99,394)	(21,117)	6,973	19,793	(93,745)
Accrued taxes	(66,996)	(6,072)	-	-	(73,068)
Accrued interest	(15,770)	-	-	-	(15,770)
Other	(40,980)	(3)	(2,664)	(7,970)	(51,617)
Net cash provided from (used for) operating activities	308,109	(80,380)	6,671	(12,277)	222,123

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing-
Long-term debt	124,977	-	-	-	124,977
Equity contribution from parent	-	98,703	-	(98,703)	-
Short-term borrowings, net	303,891	(13,192)	(15,931)	15,495	290,263
Redemptions and repayments-
Preferred stock	(1,000)	-	-	-	(1,000)
Long-term debt	(335,393)	-	-	-	(335,393)
Dividend payments-
Common stock	(170,000)	(5,131)	-	5,131	(170,000)
Preferred stock	(7,008)	-	-	-	(7,008)
Net cash provided from (used for) financing activities	(84,533)	80,380	(15,931)	(78,077)	(98,161)

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions	(121,316)	-	-	-	(121,316)
Loan repayments from (payments to) associated companies, net	18,767	-	-	(8,349)	10,418
Investment in lessor notes	-	-	9,270	-	9,270
Contributions to nuclear decommissioning trusts	(29,024)	-	-	-	(29,024)
Other	(116,598)	-	-	98,703	(17,895)
Net cash provided from (used for) investing activities	(248,171)	-	9,270	90,354	(148,547)

NET INCREASE (DECREASE) IN
CASH AND CASH EQUIVALENTS	$(24,595)	$-	$10	$-	$(24,585)

The notes to the consolidated financial statements of Cleveland Electric Illuminating Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2

Jersey Central Power & Light Company
Consolidating Statement of Income
For the Year Ended December 31, 2004
(In Thousands)

	Jersey Central	JCP&L	Eliminations	Jersey Central Power &
	Power &	Transition	and	Light Company
	Light Company	Funding LLC	Adjustments	Consolidated

OPERATING REVENUES	$2,174,855	$32,132	$-	$2,206,987

OPERATING EXPENSES AND TAXES:
Purchased Power	1,166,430	-	-	1,166,430
Other Operating Expenses	350,698	11		350,709
Provision for Depreciation	75,163	-	-	75,163
Amortization of Regulatory Assets	262,720	15,839		278,559
General Taxes	62,792	-	-	62,792
Income Taxes	89,425	-	-	89,425
Total Operating Expenses and Taxes	2,007,228	15,850	-	2,023,078

OPERATING INCOME	167,627	16,282	-	183,909

Other income	14,274	95	-	14,369
Equity Earnings	10	-	(10)	-
Other Income Deductions	(409)	(418)	-	(827)
Other Income Depreciation	(94)			(94)
Taxes - Other Income Deductions	(5,682)	(5)	-	(5,687)
OTHER INCOME	8,099	(328)	(10)	7,761

NET INTEREST CHARGES:
Interest On Long-Term Debt	64,896	15,944	-	80,840
Allowance for Borrowed Funds Used During Construction	(615)	-	-	(615)
Deferred Interest Income	(3,545)	-	-	(3,545)
Other Interest Expense	3,351	-	-	3,351
Net Interest Charges	64,087	15,944	-	80,031

NET INCOME	111,639	10	(10)	111,639
Preferred Stock Dividend Requirements	500	-	-	500

EARNINGS ON COMMON STOCK	$111,139	$10	$(10)	$111,139

The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004 are an integral part of the consolidating financial statements.

				Exhibit F-2
Jersey Central Power and Light Company
Consolidating Balance Sheet
As of December 31, 2004
(In Thousands)

				Jersey Central
	Jersey Central	JCP&L	Eliminations	Power &
	Power &	Transition	and	Light Company
	Light Company	Funding LLC	Adjustments	Consolidated

ASSETS
UTILITY PLANT:
In Service	$3,730,767	$-	$-	$3,730,767
Less - Total Accum Provision For Depreciation	1,380,775			1,380,775
Net Utility Plant excluding Construction Work In Progress	2,349,992	-	-	2,349,992
Construction Work In Progress	75,012			75,012
	2,425,004	-	-	2,425,004

OTHER PROPERTY & INVESTMENTS:
Nuclear Plant Decommissioning Trust	138,205	-	-	138,205
Nuclear Fuel Disposal Trust	159,696	-	-	159,696
Long-term Notes Receivable from Associated Company	20,436	-	-	20,436
Investments in Subsidiaries	1,638	-	(1,638)	-
Other	19,379	-	-	19,379
	339,354	-	(1,638)	337,716

CURRENT ASSETS:
Cash and Cash Equivalents	161	1	-	162
Receivables:
Customers	201,415	-	-	201,415
Associated Companies	156,685	77,513	(147,667)	86,531
Other	39,898	-	-	39,898
Material and Supples, at average cost	2,435	-	-	2,435
Prepayments and Other	26,372	5,117	-	31,489
	426,966	82,631	(147,667)	361,930

DEFERRED CHARGES:
Goodwill	1,985,036	-	-	1,985,036
Regulatory Assets	1,905,731	-	270,789	2,176,520
Accumulated Deferred Income Taxes	297,757	-	(297,757)	-
Other	5,250	270,789	(271,061)	4,978
	4,193,774	270,789	(298,029)	4,166,534
TOTAL ASSETS	$7,385,098	$353,420	$(447,334)	$7,291,184

The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004 are an integral part of the consolidating financial statements.

				Exhibit F-2
Jersey Central Power and Light Company
Consolidating Balance Sheet
As of December 31, 2004
(In Thousands)

	Jersey Central	JCP&L	Eliminations	Jersey Central Power &
	Power &	Transition	and	Light Company
	Light Company	Funding LLC	Adjustments	Consolidated

CAPITALIZATION & LIABILITIES

CAPITALIZATION:
Common Stockholder's Equity	$3,155,364	$1,626	$(1,628)	$3,155,362
Preferred stock not subject to mandatory redemption	12,649	-	-	12,649
Long-Term Debt and Other Long-Term Obligations	974,923	264,333	(272)	1,238,984
	4,142,936	265,959	(1,900)	4,406,995

CURRENT LIABILITIES:
Currently Payable Long-Term Debt	315	16,551	-	16,866
Accounts Payable:
Associated Companies	98,667	69,605	(147,667)	20,605
Other	124,733	-	-	124,733
Notes payable to associated companies	248,532	-	-	248,532
Accrued Taxes	2,621	5	-	2,626
Accrued Interest	9,059	1,300	-	10,359
Other	65,140	-	(10)	65,130
	549,067	87,461	(147,677)	488,851

NONCURRENT LIABILITIES:
Power Purchase Contract Loss Liability	1,268,478	-	-	1,268,478
Accumulated Deferred Income Taxes	943,498	-	(297,757)	645,741
Accumulated Deferred Investment Tax Credits	6,124	-	-	6,124
Nuclear Fuel Disposal Costs	169,884	-	-	169,884
Asset Retirement Obligation	72,655	-	-	72,655
Retirement Benefits	103,036	-	-	103,036
Other	129,420	-	-	129,420
	2,693,095	-	(297,757)	2,395,338

TOTAL CAPITALIZATION & LIABILITIES	$7,385,098	$353,420	$(447,334)	$7,291,184

The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004 are an integral part of the consolidating financial statements.

				Exhibit F-2
Jersey Central Power & Light Company
Consolidating Statement of Retained Earnings
For the Year Ended December 31, 2004
(In Thousands)

				Jersey Central
	Jersey Central	JCP&L	Eliminations	Power &
	Power & Light	Transition	and	Light Company
	Company	Funding LLC	Adjustments	Consolidated

Balance at beginning of period	$22,132	$15	$(15)	22,132

Net income	111,639	10	(10)	111,639

Cash dividends on common stock	(90,000)	-	-	(90,000)

Cash dividends on preferred stock	(500)	-	-	(500)

Balance at end of period	$43,271	$25	$(25)	$43,271

Accumulated Other Comprehensice Income

Balance - Beginning of Period	$(51,765)	$-	$-	$(51,765)

Net unrealized loss on investments	(5)	-	-	(5)

Net unrealized gain on derivative instrument	1,697	-	-	1,697

Minimum liability for unfunded retirement benefits	(5,461)	-	-	(5,461)

Balance - End of Period	$(55,534)	$-	$-	$(55,534)

The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004 are an integral part of the consolidating financial statements.

				Exhibit F-2
Jersey Central Power & Light Company
Consolidating Statement of Cash Flows
For the Year Ended December 31, 2004
(In Thousands)

				Jersey Central
	Jersey Central	JCP&L	Eliminations	Power &
	Power &	Transition	and	Light Company
	Light Company	Funding LLC	Adjustments	Consolidated

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$111,639	$10	$(10)	$111,639
Adjustments to reconcile net cash from operating activities:
Provision for depreciation	75,163	-	-	75,163
Amortization of regulatory assets	262,720	15,839	-	278,559
Deferred costs, net	(263,257)		-	(263,257)
Deferred income taxes, net	56,474	-	-	56,474
Investment tax credits, net	(1,587)		-	(1,587)
Receivables	(21,382)	(17,214)	25,236	(13,360)
Materials and Supplies	45		-	45
Accounts Payable	7,546	14,803	(25,236)	(2,887)
Pension Trust Contribution	(62,499)	-	-	(62,499)
NUG Power Contract Restructuring	52,800	-	-	52,800
Tax Collections Payable	(2,376)	-	-	(2,376)
Accrued retirement benefit obligation	(2,986)	-	-	(2,986)
Accrued compensation	1,014	-	-	1,014
Other	33,858	2,044	9	35,911
Net cash provided by operating activities	247,172	15,482	(1)	262,653

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing -
Long-term debt	300,000	-	-	300,000
Short-term borrowings, net	17,547	-	-	17,547
Redemptions and Repayments -
Long-term debt	(293,390)	(15,482)	-	(308,872)
Dividend Payments -
Preferred stock	(500)	-	-	(500)
Common stock	(90,000)	-	-	(90,000)
Net cash used for financing activities	(66,343)	(15,482)	-	(81,825)

CASH FLOWS FROM INVESTING ACTIVITIES:
Property Additions	(178,877)	-	-	(178,877)
Contributions to decommissioning trusts	(2,895)	-	-	(2,895)
Loan payments to associated companies, net	(857)	-	-	(857)
Other	1,692	-	-	1,692
Net cash used for investing activities	(180,937)	-	-	(180,937)

Net increase (decrease) in cash and cash equivalents	$(108)	$-	$(1)	$(109)

The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004 are an integral part of the consolidating financial statements.

						Exhibit F-2
Metroplitan Edison Company
Consolidating Statement of Income
For the Year ending December 31, 2004
(In Thousands)

						Metropolitan
	Metropolitan	Met-Ed		York Haven	Eliminations	Edison
	Edison	Preferred	Met-Ed	Power	and	Company
	Company	Capital II, Inc.	Funding LLC	Company	Adjustments	Consolidated

OPERATING REVENUES	$1,071,040		$13,812	$6,977	$(20,982)	$1,070,847

OPERATING EXPENSES AND TAXES:
Fuel	39		-	-	-	39
Purchased Power	561,926		-	-	(6,977)	554,949
Other Operating Expenses	181,124		6,467	3,003	(193)	190,401
Provision for Depreciation	39,725		-	1,436	-	41,161
Amortization of Regulatory Assets	105,675		-	-	-	105,675
General Taxes	70,403		-	54	-	70,457
Income Taxes	20,782		-	1,186	-	21,968
Total Operating Expenses and Taxes	979,674		6,467	5,679	(7,170)	984,650

OPERATING INCOME	91,366		7,345	1,298	(13,812)	86,197

Other income	44,448	$4	12	169	(2,408)	42,225
Equity Earnings	5,832	-	-	-	(5,832)	-
Other Income Deductions	(14,251)	-	-	-	13,812	(439)
Taxes - Other Income Deductions	(16,249)	-	-	-	-	(16,249)
OTHER INCOME	19,780	4	12	169	5,572	25,537
INCOME BEFORE NET INTEREST CHARGES	111,146	4	7,357	1,467	(8,240)	111,734

NET INTEREST CHARGES:

Interest On Long-Term Debt	40,630	-	-	-	-	40,630
Allowance for Borrowed Funds Used During
Construction and Capitalized Interest	(277)	-	-	(1)	-	(278)
Deferred Interest Income	-	-	-	-	-	-
Other Interest Expense	3,838	-	2,997	-	(2,408)	4,427
Net Interest Charges	44,191	-	2,997	(1)	(2,408)	44,779

	-	-	-	-	-	-
NET INCOME	$66,955	$4	$4,360	$1,468	$(5,832)	$66,955

The notes to the consolidated financial statements of Metropolitan Edison, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2004, are an integral part of the consolidating financial statements.

						Exhibit F-2
Metroplitan Edison Company
Consolidating Balance Sheet
As of December 31, 2004
(In Thousands)

	Metropolitan Edison Company	Met-Ed Preferred Capital II, Inc.	Met-Ed Funding LLC	York Haven Power Company	Eliminations and Adjustments	Metropolitan Edison Company Consolidated

ASSETS
UTILITY PLANT:
In Service	$1,772,535			$28,034		$1,800,569
Less - Total Accum Provision For Depreciation	(695,739)			(14,156)		(709,895)
Net Utility Plant excluding Construction Work In Progress	1,076,796			13,878		1,090,674
Construction Work In Progress:
Electric Plant	21,647			88		21,735
Total Construction Work In Progress	21,647			88		21,735
	1,098,443			13,966		1,112,409

OTHER PROPERTY & INVESTMENTS:
Nuclear Plant Decommissioning Trust	216,951			-		216,951
Long-term Notes Receivable from Associated Company	10,453			-		10,453
Investments in Subsidiaries	37,844			-	$(37,844)	-
Other	32,205	$2,562		-	-	34,767
	297,453	2,562		-	(37,844)	262,171

CURRENT ASSETS:
Cash and Cash Equivalents	120	-		-	-	120
Accounts Receivables:
Customers	90,948	-	$28,910	-	-	119,858
Associated Companies	117,772	-	39,317	1,077	(39,921)	118,245
Other	15,473	4	-	16	-	15,493
Notes Receivables:					-	-
Associated Companies	20,473	-	5,365	13,404	(20,473)	18,769
Prepayments and Other	10,898	-	61	98	-	11,057
	255,684	4	73,653	14,595	(60,394)	283,542

DEFERRED CHARGES:
Regulatory Assets	693,133	-	-	-	-	693,133
Goodwill	869,585	-	-	-	-	869,585
Accumulated Deferred Income Taxes	395,932	-	-	(147)	(395,785)	-
Other	24,438	-	-	-	-	24,438
	1,983,088	-	-	(147)	(395,785)	1,587,156
TOTAL ASSETS	$3,634,668	$2,566	$73,653	$28,414	$(494,023)	$3,245,278

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2004, are an integral part of the consolidating financial statements.

						Exhibit F-2
Metroplitan Edison Company
Consolidating Balance Sheet
As of December 31, 2004
(In Thousands)

						Metropolitan
	Metropolitan	Met-Ed		York Haven	Eliminations	Edison
	Edison	Preferred	Met-Ed	Power	and	Company
	Company	Capital II, Inc.	Funding LLC	Company	Adjustments	Consolidated

CAPITALIZATION & LIABILITIES

CAPITALIZATION:
Common Stockholder's Equity	$1,285,419	$2,313	$8,582	$26,949	$(37,844)	$1,285,419
Long-Term Debt and Other Long-Term Obligations	701,736					701,736
	1,987,155	2,313	8,582	26,949	(37,844)	1,987,155

CURRENT LIABILITIES:
Currently Payable Long-Term Debt	30,435	-	-	-	-	30,435
Accounts Payable:
Associated Companies	88,016	85	40,304	395	(39,921)	88,879
Other	26,018	-	79	-	-	26,097
Notes Payable:
Associated Companies	80,090	-	20,473	-	(20,473)	80,090
Accrued Taxes	11,771	168	-	18	-	11,957
Accrued Interest	11,522	-	96	-	-	11,618
Other	18,957	-	4,119	-	-	23,076
	266,809	253	65,071	413	(60,394)	272,152

NONCURRENT LIABILITIES:
Accumulated Deferred Income Taxes	700,151	-	-	1,023	(395,785)	305,389
Accumulated Deferred Invest Tax Credits	10,839	-	-	29	-	10,868
Power Purchase Contract Loss Liability	349,980	-	-	-	-	349,980
Nuclear Fuel Disposal Fee	38,408	-	-	-	-	38,408
Nuclear Plant Decommissioning Costs	13,711	-	-	-	-	13,711
Asset Retirement Obligation	132,887	-	-	-	-	132,887
Pensions & Other Postretirement Benefits	82,218	-	-	-	-	82,218
Other	52,510	-	-	-	-	52,510
	1,380,704	-	-	1,052	(395,785)	985,971

Total Capitalization & Liabilities	$3,634,668	$2,566	$73,653	$28,414	$(494,023)	$3,245,278

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2004, are an integral part of the consolidating financial statements.

						Exhibit F-2
Metroplitan Edison Company
Consolidating Statement of Retained Earnings
For the Year ending December 31, 2004
(In Thousands)

						Metropolitan
	Metropolitan	Met-Ed		York Haven	Eliminations	Edison
	Edison	Preferred	Met-Ed	Power	and	Company
	Company	Capital II	Funding LLC	Company	Adjustments	Consolidated

Balance at beginning of year	$27,011	$(480)	$-	$3,318	$(2,838)	$27,011

Net Income	66,955	4	4,360	1,468	(5,832)	66,955

Cash dividends on common stock	(55,000)	(114)	-	-	114	(55,000)

Balance at end of year	$38,966	$(590)	$4,360	$4,786	$(8,556)	$38,966

						Exhibit F-2
Metropolitan Edison Company
Consolidating Accumulated Other Comprehensive Income
For the Year ending December 31, 2004
(In Thousands)

						Metropolitan
	Metropolitan	Met-Ed		York Haven	Eliminations	Edison
	Edison	Preferred	Met-Ed	Power	and	Company
	Company	Capital II	Funding LLC	Company	Adjustments	Consolidated

Balance - Beginning of year	$(32,474)					$(32,474)

Unrealized gain/(loss) on available for sale securities	(26)					(26)

Unrealized gain/(loss) on derivative hedges	(1,819)					(1,819)

Minimum liability for unfunded retirement benefits	(9,171)					(9,171)

Balance - End of year	$(43,490)	$-	$-	$-	$-	$(43,490)

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

						Exhibit F-2
Metropolitan Edison Company
Consolidating Statement of Cash Flows
For the Year ending December 31, 2004
(In Thousands)

	Metropolitan	Met-Ed		York Haven	Eliminations	Edison
	Edison	Preferred	Met-Ed	Power	and	Company
	Company	Capital II	Funding LLC	Company	Adjustments	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income	$66,955	$4	$4,360	$1,468	$(5,832)	$66,955
Adjustments to reconcile net income to net cash from
operating activities:
Equity in earnings of subsidiary	(5,832)	-	-	-	5,832	-
Provision for depreciation	39,725	-	-	1,436	-	41,161
Amortization of regulatory assets	105,675	-	-	-	-	105,675
Deferred costs recoverable as regulatory assets	(65,981)	-	-	-	-	(65,981)
Deferred income taxes and investment tax credits, net	18,679	-	-	(184)	-	18,495
Accrued retirement benefits obligations	(186)	-	-	-	-	(186)
Accrued compensation, net	584	-	-	-	-	584
Pension trust contribution	(38,823)	-	-	-	-	(38,823)
Decrease/(increase) in operating assets:
Receivables	(36,907)	(5)	(68,226)	127	39,032	(65,979)
Prepayments and other current assets	(4,590)	-	(61)	194	-	(4,457)
Increase/(decrease) in operating liabilities:
Accounts payable	34,283	1	40,383	4	(39,032)	35,639
Accrued taxes	3,216	(1)	-	(20)	-	3,195
Accrued interest	(326)	-	96	-	-	(230)
Other	(26,455)	-	4,119	-	114	(22,222)

Net cash provided from (used for) operating activities	90,017	(1)	(19,329)	3,025	114	73,826

CASH FLOWS FROM FINANCING ACTIVITIES:

New Financing-
Long-term debt	247,606	-	-	-	-	247,606
Short-term borrowings, net	14,755	-	20,473	-	(20,473)	14,755
Equity contribution from parent	-	-	4,222	-	(4,222)	-
Redemptions and Repayments-
Preferred Stock
Long-term debt	(196,371)	-	-	-	-	(196,371)
Dividend payments
Common Stock	(55,000)	-	-	-	-	(55,000)
Preferred Stock
Partnership distribution - internal	114	114	-	-	(228)	-
Common stock - internal	-	(114)	-	-	114	-

Net cash provided from (used for) financing activities	11,104	-	24,695	-	(24,809)	10,990

CASH FLOWS FROM INVESTING ACTIVITIES:

Property additions	(52,892)	-	-	(87)	-	(52,979)
Contributions to nuclear decommissioning trusts	(9,483)	-	-	-	-	(9,483)
Loan/(payments) from/(to) associated companies, net	(21,032)	-	(5,366)	(2,938)	20,473	(8,863)
Investment in subsidiary	(4,222)	-	-	-	4,222
Other	(13,492)	-	-	-	-	(13,492)

Net cash provided from (used for) investing activities	(101,121)	-	(5,366)	(3,025)	24,695	(84,817)

Net decrease in cash and cash equivalents	$-	$(1)	$-	$-	$-	$(1)

The notes to the consolidated financial statements of Meted, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2004, are an integral part of the consolidating financial statements.

										Exhibit F-2
OHIO EDISON COMPANY
CONSOLIDATING INCOME STATEMENT
For the Year Ended December 31, 2004
(In thousands $)

	Ohio Edison Company	Pennsylvania Power Company Consolidated	OES Capital, Inc.	OES Finance, Inc.	OES Nuclear, Inc.	OES Ventures, Inc.	Apollo Tax Credit Fund IX	PNBV Capital Trust	Eliminations	Ohio Edison Company Consolidated

OPERATING REVENUES	$2,395,917	$549,121	$22,370	$-	$14,348	$-	$-	$-	$(36,173)	$2,945,583

OPERATING EXPENSES AND TAXES:
Fuel and purchased power	823,305	203,925	-	-	-	-	-	-	-	1,027,230
Other operating costs	553,937	157,839	14,672	-	-	-	-	-	(14,367)	712,081
Provision for depreciation	107,914	14,134	101	-	264	-	-	-	-	122,413
Amortization of regulatory assets	371,314	40,012	-	-	-	-	-	-	-	411,326
Deferral of new regulatory assets	(100,633)	-	-	-	-	-	-	-	-	(100,633)
General taxes	156,463	23,607	414	-	39	-	-	-	-	180,523
Income taxes	203,963	48,824	1,925	307	2,079	16	-	-	-	257,114
Total expenses	2,116,263	488,341	17,112	307	2,382	16	-	-	(14,367)	2,610,054

OPERATING INCOME	279,654	60,780	5,258	(307)	11,966	(16)	-	-	(21,806)	335,529

Equity in subsidiary earnings	60,945	-	-	-	-	881	-	-	(61,826)	-
Other income	79,202	4,392	773	11,773	36	114	(3,578)	32,912	(30,359)	95,265
Other income taxes	(20,242)	(928)	-	-	-	(18)	-	-	-	(21,188)
OTHER INCOME	119,905	3,464	773	11,773	36	977	(3,578)	32,912	(92,185)	74,077

NET INTEREST CHARGES:
Interest on long-term debt	51,215	8,250	-	-	-	-	-	-	-	59,465
AFUDC and capitalized interest	(2,648)	(4,563)	-	-	-	-	-	-	-	(7,211)
Other interest expense	8,226	1,481	2,387	11,016	9,048	3	-	31,149	(51,284)	12,026
Subsidiary's preferred stock dividends	-	-	-	-	-	-	-	-	2,560	2,560
Net interest charges	56,793	5,168	2,387	11,016	9,048	3	-	31,149	(48,724)	66,840

NET INCOME	342,766	59,076	3,644	450	2,954	958	(3,578)	1,763	(65,267)	342,766

PREFERRED STOCK
DIVIDEND REQUIREMENTS	2,502	2,560	-	-	-	-	-	-	(2,560)	2,502

EARNINGS ON COMMON STOCK	$340,264	$56,516	$3,644	$450	$2,954	$958	$(3,578)	$1,763	$(62,707)	$340,264

The notes to the consolidated financial statements of Ohio Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2004, are an integral part of the consolidating financial statements.

									Exhibit F-2
OHIO EDISON COMPANY
CONSOLIDATING BALANCE SHEET
As of December 31, 2004
(In thousands $)

ASSETS	Ohio Edison Company	Pennsylvania Power Company Consolidated	OES Capital, Inc.	OES Nuclear, Inc.	OES Ventures, Inc.	Apollo Tax Credit Fund IX	PNBV Capital Trust	Eliminations	Ohio Edison Company Consolidated

UTILITY PLANT:
In service	$4,722,048	$866,303	$-	$156,000	$-	$-	$-	$(303,977)	$5,440,374
Less--Accumulated provision for depreciation	(2,405,257)	(356,020)	-	(26,699)	-	-	-	71,125	(2,716,851)
	2,316,791	510,283	-	129,301	-	-	-	(232,852)	2,723,523
Construction work in progress	117,133	107,728	-	-	-	-	-	-	224,861
	2,433,924	618,011	-	129,301	-	-	-	(232,852)	2,948,384

OTHER PROPERTY AND INVESTMENTS:
Investment in lease obligation bonds	9,850	-	-	-	-	-	344,857	-	354,707
Nuclear plant decommissioning trusts	293,072	143,062	-	-	-	-	-	-	436,134
Long-term notes receivable from associated companies	175,185	32,985	-	-	-	-	-	-	208,170
Other	865,307	722	883	-	10,464	11,635	-	(840,432)	48,579
	1,343,414	176,769	883	-	10,464	11,635	344,857	(840,432)	1,047,590

CURRENT ASSETS:
Cash and cash equivalents	143	38	-	-	-	1,049	-	-	1,230
Receivables--
Customers	-	44,282	230,022	-	-	-	-	-	274,304
Associated companies	292,808	23,016	30,287	177	938	-	-	(102,078)	245,148
Other	13,390	1,656	393	-	-	383	2,563	-	18,385
Notes receivable from associated companies	503,996	431	16,839	14,843	2,761	3,280	-	(3,279)	538,871
Material and supplies	52,149	37,923	-	-	-	-	-	-	90,072
Prepayments and other	4,122	8,924	47	-	11	-	-	-	13,104
	866,608	116,270	277,588	15,020	3,710	4,712	2,563	(105,357)	1,181,114

DEFERRED CHARGES:
Regulatory assets	991,975	-	-	-	-	-	-	123,652	1,115,627
Accumulated deferred income tax benefits	-	-	1,302	-	445	-	-	(1,747)	-
Property taxes	61,419	-	-	-	-	-	-	-	61,419
Unamortized sale and leaseback costs	60,242	-	-	-	-	-	-	-	60,242
Other	56,136	10,106	-	-	-	1,978	55	-	68,275
	1,169,772	10,106	1,302	-	445	1,978	55	121,905	1,305,563

TOTAL ASSETS	$5,813,718	$921,156	$279,773	$144,321	$14,619	$18,325	$347,475	$(1,056,736)	$6,482,651

The notes to the consolidated financial statements of Ohio Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2004, are an integral part of the consolidating financial statements.

									Exhibit F-2
OHIO EDISON COMPANY
CONSOLIDATING BALANCE SHEET
As of December 31, 2004
(In thousands $)

CAPITALIZATION AND LIABILITIES	Ohio Edison Company	Pennsylvania Power Company Consolidated	OES Capital, Inc.	OES Nuclear, Inc.	OES Ventures, Inc.	Apollo Tax Credit Fund IX	PNBV Capital Trust	Eliminations	Ohio Edison Company Consolidated

CAPITALIZATION:
Common stockholders' equity	$2,493,809	$327,379	$28,220	$12,473	$14,573	$14,000	$20,883	$(417,528)	$2,493,809
Preferred stock not subject to mandatory redemption	60,965	39,105	-	-	-	-	-	(39,105)	60,965
Preferred stock of consolidated subsidiaries--
Not subject to mandatory redemption	-	-	-	-	-	-	-	39,105	39,105
Long-term debt and other long-term obligations--
Preferred stock of consolidated subsidiary
subject to mandatory redemption	-	12,000	-	-	-	-	-	-	12,000
Other	1,085,027	121,887	-	109,200	-	-	324,122	(537,322)	1,102,914
	3,639,801	500,371	28,220	121,673	14,573	14,000	345,005	(954,850)	3,708,793

CURRENT LIABILITIES:
Currently payable long-term debt	376,939	26,524	-	-	-	-	-	(5,200)	398,263
Short-term borrowings--
Associated companies	3,280	11,852	-	-	-	-	-	(3,280)	11,852
Other	21,000	-	141,935	-	-	4,072	-	-	167,007
Accounts payable--
Associated companies	143,183	46,368	97,978	-	-	-	2,470	(102,078)	187,921
Other	9,066	1,436	63	-	-	17	-	-	10,582
Accrued taxes	136,634	14,055	2,624	87	-	-	-	-	153,400
Accrued interest	9,441	1,872	679	-	-	-	-	-	11,992
Other	45,549	8,802	8,274	-	46	-	-	-	62,671
	745,092	110,909	251,553	87	46	4,089	2,470	(110,558)	1,003,688

NONCURRENT LIABILITIES:
Accumulated deferred income taxes	652,044	93,418	-	22,561	-	-	-	(1,747)	766,276
Accumulated deferred investment tax credits	59,249	3,222	-	-	-	-	-	-	62,471
Asset retirement obligations	200,850	138,284	-	-	-	-	-	-	339,134
Retirement benefits	258,046	49,834	-	-	-	-	-	-	307,880
Regulatory liabilities	-	18,454	-	-	-	-	-	-	18,454
Other	258,636	6,664	-	-	-	236	-	10,419	275,955
	1,428,825	309,876	-	22,561	-	236	-	8,672	1,770,170

TOTAL CAPITALIZATION AND LIABILITIES	$5,813,718	$921,156	$279,773	$144,321	$14,619	$18,325	$347,475	$(1,056,736)	$6,482,651

The notes to the consolidated financial statements of Ohio Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2004, are an integral part of the consolidating financial statements.

										Exhibit F-2
OHIO EDISON COMPANY
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
As of December 31, 2004
(In thousands $)

	Ohio Edison Company	Pennsylvania Power Company Consolidated	OES Capital, Inc.	OES Finance, Inc.	OES Nuclear, Inc.	OES Ventures, Inc.	Apollo Tax Credit Fund IX	PNBV Capital Trust	Eliminations	Ohio Edison Company Consolidated

RETAINED EARNINGS:
Balance - Beginning of Period	$522,934	$54,179	$4,576	$2,488	$9,509	$2,614	$(13,152)	$-	$(60,214)	$522,934

Net Income	342,766	59,076	3,644	450	2,954	958	(3,578)	1,763	(65,267)	342,766

Common Stock Dividends Declared	(421,000)	(23,000)	-	(2,938)	-	-	-	-	25,938	(421,000)

Preferred Stock Dividends Declared	(2,502)	(2,560)	-	-	-	-	-	-	2,560	(2,502)

Other	-	-	-	-	-	-	-	(1,619)	1,619	-

Balance - End of Period	$442,198	$87,695	$8,220	$-	$12,463	$3,572	$(16,730)	$144	$(95,364)	$442,198

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Balance - Beginning of Period	$(38,693)	$(11,783)	$-	$-	$-	$-	$-	$-	$11,783	$(38,693)

Unrealized gain on investments	(873)	-	-	-	-	-	-	-	-	(873)

Minimum liability for unfunded retirement benefits	(7,552)	(1,923)	-	-	-	-	-	-	1,923	(7,552)

Balance - End of Period	$(47,118)	$(13,706)	$-	$-	$-	$-	$-	$-	$13,706	$(47,118)

The notes to the consolidated financial statements of Ohio Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2004, are an integral part of the consolidating financial statements.

										Exhibit F-2
OHIO EDISON COMPANY
CONSOLIDATING STATEMENTS OF CASH FLOWS
For the Year Ended December 31, 2004
(In thousands $)

	Ohio Edison Company	Pennsylvania Power Company Consolidated	OES Capital, Inc.	OES Finance, Inc.	OES Nuclear, Inc.	OES Ventures, Inc.	Apollo Tax Credit Fund IX	PNBV Capital Trust	Eliminations	Ohio Edison Company Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$342,766	$59,076	$3,644	$450	$2,954	$958	$(3,578)	$1,763	$(65,267)	$342,766
Adjustments to reconcile net income
to net cash from operating activities--
Provision for depreciation	107,914	14,134	101	0	264	-	-	-	-	122,413
Amortization of regulatory assets	371,314	40,012	-	-	-	-	-	-	-	411,326
Deferral of new regulatory assets	(100,633)	0	-	-	-	-	-	-	-	(100,633)
Nuclear fuel and lease amortization	31,221	16,790	-	-	-	-	-	-	(5,200)	42,811
Undistributed subsidiary earnings	(35,007)	0	-	-	-	-	-	-	35,007	-
Deferred income taxes and investment tax credits, net	(52,028)	5,011	463	-	1,977	108	-	-	-	(44,469)
Deferred lease costs	(5,170)	0	-	-	-	-	-	-	-	(5,170)
Accrued retirement benefit obligations	26,685	4,604	-	-	-	-	-	-	-	31,289
Accrued compensation, net	3,961	590	-	-	-	-	-	-	-	4,551
Pension trust contribution	(59,829)	(12,934)	-	-	-	-	-	-	-	(72,763)
Decrease (increase) in operating assets:
Receivables	342,139	1,919	(75,117)	9,866	14,037	(938)	(217)	195	(82,754)	209,130
Materials and supplies	(6,254)	(4,005)	-	-	-	-	-	-	-	(10,259)
Prepayments & other current assets	762	459	76	-	-	(11)	-	-	-	1,286
Increase (decrease) in operating liabilities:
Accounts payable	(88,215)	6,338	85,311	(20,912)	-	(154)	(2)	(183)	(62,921)	(80,738)
Accrued taxes	(392,518)	(13,036)	(599)	(156)	54	(691)	-	-	1	(406,945)
Accrued interest	(4,878)	(2,524)	679	-	-	-	-	-	1	(6,722)
Other	(15,434)	(1,339)	(1,346)	17	-	(57)	149	(55)	(1)	(18,066)
Net cash provided from (used for) operating activities	466,796	115,095	13,212	(10,735)	19,286	(785)	(3,648)	1,720	(181,134)	419,807

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing--
Long-term debt	30,000	-	-	-	-	-	-	-	-	30,000
Short-term borrowings, net	-	518	-	-	-	-	-	-	(518)	-
Equity contributions from parent	-	65,000	-	(14,000)	-	-	-	-	(51,000)	-
Redemptions and Repayments--
Preferred stock	-	(750)	-	-	-	-	-	-	-	(750)
Long-term debt	(112,294)	(63,903)	-	(263,763)	(5,200)	-	-	(25,491)	299,654	(170,997)
Short-term borrowings, net	3,512		(7,754)	-	-	-	(778)	-	1,005	(4,015)
Dividend Payments--
Common stock	(421,000)	(23,000)	-	(2,938)	-	-	-	-	25,938	(421,000)
Preferred stock	(2,502)	(2,560)	-	-	-	-	-	-	2,560	(2,502)
Net cash provided from (used for) financing activities	(502,284)	(24,695)	(7,754)	(280,701)	(5,200)	-	(778)	(25,491)	277,639	(569,264)

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions	(141,702)	(93,320)	-	-	-	-	-	-	-	(235,022)
Proceeds from sale of assets	253	-	-	-	-	-	-	-	-	253
Proceeds from certificates of deposit	-	-	-	277,763	-	-	-	-	-	277,763
Contributions to nuclear decommissioning trusts	(29,945)	(1,594)	-	-	-	-	-	-	(1)	(31,540)
Loan repayments from (loans to) associated companies, net	(17,815)	6,162	(5,544)	13,673	(14,086)	(11)	488	-	145,187	128,054
Asset retirements and transfers	(21,831)	(2,996)	(267)	-	-	-	-	-	-	(25,094)
Other investments	246,511	1,346	352	0	-	796	3,320	23,756	(241,691)	34,390
Net cash provided from (used for) investing activities	35,471	(90,402)	(5,459)	291,436	(14,086)	785	3,808	23,756	(96,505)	148,804

NET DECREASE IN CASH AND CASH EQUIVALENTS	$(17)	$(2)	$(1)	$-	$-	$-	$(618)	$(15)	$-	$(653)

The notes to the consolidated financial statements of Ohio Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ending December 31, 2004, are an integral part of the consolidating financial statements.

							Exhibit F-2
Pennsylvania Electric Company
Consolidating Statement of Income
For the Year ending December 31, 2004
(In Thousands)

	Pennsylvania Electric Company	Penelec Preferred Capital II, Inc.	Penelec Funding LLC	Nineveh Water Company	Waverly Elec. Light and Power Company	Eliminations and Adjustments	Pennsylvania Electric Company Consolidated

OPERATING REVENUES	$1,036,264		$14,583			$(14,777)	$1,036,070

OPERATING EXPENSES AND TAXES:
Purchased Power	570,369		-			-	570,369
Other Operating Expenses	192,736		4,527			(194)	197,069
Total Operating and Maintenance Expenses	763,105		4,527			(194)	767,438

Provision for Depreciation	47,104		-			-	47,104
Amortization of Regulatory Assets	50,403		-			-	50,403
General Taxes	68,122		-	$10		-	68,132
Income Taxes	29,390		-	(77)		-	29,313
Total Operating Expenses and Taxes	958,124		4,527	(67)		(194)	962,390

OPERATING INCOME	78,140		10,056	67		(14,583)	73,680

Other income	7,791	$5	14	(11)		(2,599)	5,200
Equity Earnings	6,982		-	-		(6,982)	0
Other Income Deductions	(16,763)	(6)	-	-		14,584	(2,185)
Other Income Depreciation	(12)	-	-	-		-	(12)
Taxes - Other Income Deductions	(688)	-	-	-		-	(688)
OTHER INCOME	(2,690)	(1)	14	(11)		5,003	2,315

NET INTEREST CHARGES:
Interest On Long-Term Debt	30,029		-			-	30,029
Allowance for Borrowed Funds Used During
Construction and Capitalized Interest	(248)		-			-	(248)
Deferred Interest Income	190		-			-	190
Other Interest Expense	9,449		3,144			(2,599)	9,994
Net Interest Charges	39,420		3,144			(2,599)	39,965

NET INCOME/ (LOSS)	36,030	(1)	6,926	56		(6,981)	36,030
Preferred Stock Dividend Requirements	-	170	-	-	-	(170)	-
EARNINGS ON COMMON STOCK	$36,030	$(171)	$6,926	$56	$-	$(6,811)	$36,030

The notes to the consolidated financial statements of Pennsylvania Electric Company, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2004, are an integral part of the consolidating financial statements.

							Exhibit F-2
Pennsylvania Electric Company
Consolidating Balance Sheet
As of December 31, 2004
(In Thousands)

	Pennsylvania Electric Company	Penelec Preferred Capital II, Inc.	Penelec Funding LLC	Nineveh Water Company	Waverly Elec. Light and Power Company	Eliminations and Adjustments	Pennsylvania Electric Company Consolidated

ASSETS
UTILITY PLANT:
In Service	$1,981,831				$15		$1,981,846
Less - Total Accum Provision For Depreciation	(776,904)				-		(776,904)
Net Utility Plant excluding Construction Work In Progress	1,204,927				15		1,204,942
Construction Work In Progress	22,816				-		22,816
Net Utility Plant	1,227,743				15		1,227,758

OTHER PROPERTY & INVESTMENTS:
Nuclear Plant Decommissioning Trust	109,620				-		109,620
Non Utility Generation Trust	95,991				-		95,991
Long-term Notes Receivable from Associated Company	14,001				-		14,001
Investments in Subsidiaries	14,883				-	$(14,883)	-
Nonutility Plant, Net	744				-	-	744
Other	15,506	$2,496			-	-	18,002
	250,745	2,496			-	(14,883)	238,358

CURRENT ASSETS:
Cash and Cash Equivalents	35	1			-	-	36
Receivables:
Customers	87,777	-	$33,335		-	-	121,112
Associated Companies	97,528	-	13,670	$1,768	-	(15,438)	97,528
Other	12,773	5	-	0	-		12,778
Notes Receivable From Associated Co.	24,200	-	7,352	-	-	(24,200)	7,352
Prepayments and Other	7,136	-	62	-	-	-	7,198
	229,449	6	54,419	1,768	-	(39,638)	246,004

DEFERRED CHARGES:
Goodwill	888,011	-	-	-	-	-	888,011
Regulatory Assets	200,173	-	-	-	-	-	200,173
Accumulated Deferred Income Taxes	694,660	-	-	91	-	(694,751)	-
Other	13,448	-	-	-	-	-	13,448
	1,796,292	-	-	91	-	(694,751)	1,101,632
TOTAL ASSETS	$3,504,229	$2,502	$54,419	$1,859	$15	$(749,272)	$2,813,752

The notes to the consolidated financial statements of Pennsylvania Electric Company, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2004, are an integral part of the consolidating financial statements.

							Exhibit F-2
Pennsylvania Electric Company
Consolidating Balance Sheet
As of December 31, 2004
(In Thousands)

	Pennsylvania Electric Company	Penelec Preferred Capital II, Inc.	Penelec Funding LLC	Nineveh Water Company	Waverly Elec. Light and Power Company	Eliminations and Adjustments	Pennsylvania Electric Company Consolidated

CAPITALIZATION & LIABILITIES

CAPITALIZATION:
Common Stockholder's Equity	$1,305,015	$2,248	$11,407	$1,213	$15	$(14,883)	$1,305,015
Long-Term Debt and Other Long-Term Obligations	481,871						481,871
	1,786,886	2,248	11,407	1,213	15	(14,883)	1,786,886

CURRENT LIABILITIES:
Currently Payable Long-Term Debt	8,248	-	-	-	-	-	8,248
Short-term borrowings-
Associated Companies	241,496	-	24,200	-	-	(24,200)	241,496
Accounts Payable-
Associated Companies	57,455	57	14,067	13	-	(15,438)	56,154
Other	25,870	-	90	-	-	-	25,960
Accrued Taxes	7,294	197	-	508	-	-	7,999
Accrued Interest	9,435	-	135	125	-	-	9,695
Other	19,230	-	4,520	-	-	-	23,750
	369,028	254	43,012	646	-	(39,638)	373,302

NONCURRENT LIABILITIES:
Power Purchase Contract Loss Liability	382,548	-	-	-	-	-	382,548
Asset Retirement Obligation	66,443	-	-	-	-	-	66,443
Accumulated Deferred Income Taxes	732,069	-	-	-	-	(694,751)	37,318
Retirement Benefits	118,247	-	-	-	-	-	118,247
Other	49,008	-	-	-	-	-	49,008
	1,348,315	-	-	-	-	(694,751)	653,564

TOTAL CAPITALIZATION & LIABILITIES	$3,504,229	$2,502	$54,419	$1,859	$15	$(749,272)	$2,813,752

The notes to the consolidated financial statements of Pennsylvania Electric Company, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2004, are an integral part of the consolidating financial statements.

							Exhibit F-2

Pennsylvania Electric Company
Consolidating Statement of Retained Earnings
For the Year ending December 31, 2004
(In Thousands)

	Pennsylvania Electric Company	Penelec Preferred Capital II, Inc.	Penelec Funding LLC	Nineveh Water Company	Waverly Elec. Light and Power Company	Eliminations and Adjustments	Pennsylvania Electric Company Consolidated

Balance at beginning of year	$18,038	$(489)	$-	$(34)	$-	$523	$18,038

Net Income	36,030	(1)	6,926	56	-	(6,981)	36,030

Cash dividends declared on common stock	(8,000)	(170)	-	-	-	170	(8,000)
		-
Balance at end of year	$46,068	$(660)	$6,926	$23	$-	$(6,288)	$46,068

Pennsylvania Electric Company
Consolidating Accumulated Other Comprehensive Income
For the Year ending December 31, 2004
(In Thousands)

	Pennsylvania Electric Company	Penelec Preferred Capital II, Inc.	Penelec Funding LLC	Nineveh Water Company	Waverly Elec. Light and Company	Eliminations and Adjustments	Pennsylvania Electric Company Consolidated

Balance - Beginning of year	$(42,185)	$-	$-	$-	$-	$-	$(42,185)

Unrealized loss on investments	(4)	-	-	-	-	-	(4)

Unrealized loss on derivative instruments	(351)	-	-	-	-	-	(351)

Minimum liability for unfunded retirement benefits	(10,273)	-	-	-	-	-	(10,273)

Balance - End of year	$(52,813)	$-	$-	$-	$-	$-	$(52,813)

The notes to the consolidated financial statements of Pennsylvania Electric Company, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2004, are an integral part of the consolidating financial statements.

							Exhibit F-2
Pennsylvania Electric Company
Consolidating Statement of Cash Flows
For the year ending December 31, 2004
(In Thousands)

	Pennsylvania Electric Company	Penelec Preferred Capital II, Inc.	Penelec Funding LLC	Nineveh Water Company	Waverly Elec. Light and Power Company	Eliminations and Adjustments	Pennsylvania Electric Company Consolidated

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income	$36,030	$(1)	$6,927	$56	$-	$(6,982)	$36,030
Adjustments to reconcile net income to net cash
from operating activities:
Equity in earnings of subsidiary	(6,982)	-	-	-	-	6,982	-
Provision for depreciation	47,104	-	-	-	-	-	47,104
Amortization of regulatory assets	50,403	-	-	-	-	-	50,403
Deferred costs recoverable as regulatory assets	(87,379)	-	-	-	-	-	(87,379)
Deferred income taxes and investment tax credits, net	77,447	-	-	(72)	-	-	77,375
Accrued retirement benefit obligations	5,822	-	-	-	-	-	5,822
Accrued compensation, net	3,226	-	-	-	-	-	3,226
Pension trust contribution	(50,281)	-	-	-	-	-	(50,281)
Decrease (Increase) in operating assets:
Receivables	30,749	(5)	(47,006)	1	-	13,670	(2,591)
Prepayments and other current assets	(4,626)	-	(61)	-	-	-	(4,687)
Increase (Decrease) in operating liabilities:
Accounts payable	(14,405)	4	14,157	5	-	(13,670)	(13,909)
Accrued taxes	(707)	2	-				(705)
Accrued interest	(3,009)	-	-	10	-	-	(2,999)
Other	(15,940)	-	4,654	-	-	170	(11,116)

Net cash provided from (used for) operating activities	67,452	(0)	(21,329)	(0)	-	170	46,293

CASH FLOWS FROM FINANCING ACTIVITIES:

New Financing-
Long-term debt	150,000	-	-	-	-	-	150,000
Short-term borrowings, net	162,986	-	24,200	-	-	(24,200)	162,986
Equity contributions from parent	-	-	4,481	-	-	(4,481)	-
Redemptions and Repayments-
Long-term debt	(228,670)	-	-	-	-	-	(228,670)
Dividend Payments
Common Stock	(8,000)	-	-	-	-	-	(8,000)
Preferred Stock Dividend Requirements	170	170	-	-	-	(340)	-
Common stock - internal	-	(170)	-	-	-	170	-

Net cash provided from (used for) financing activities	76,486	-	28,681	-	-	(28,851)	76,316

CASH FLOWS FROM INVESTING ACTIVITIES:

Property additions	(51,801)	-	-	-	-	-	(51,801)
Nonutility generation trusts contributions	(50,614)	-	-	-	-	-	(50,614)
Loan payments to associated companies, net	(24,407)	-	(7,352)	-	-	24,200	(7,559)
Investment in subsidiary	(4,481)	-	-	-	-	4,481	-
Other	(12,635)	-	-	-	-	-	(12,635)

Net Cash provided from (used for) investing activities	(143,938)	-	(7,352)	-	-	28,681	(122,609)

Net change in cash and cash equivalents	$0	$0	$0	$0	$0	$0	$0

The notes to the consolidated financial statements of Pennsylvania Electric Company, which are incorporated by reference from the annual report on Form 10-K for the year end December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2
PENNSYLVANIA POWER COMPANY
CONSOLIDATING INCOME STATEMENT
For the Year Ended December 31, 2004
(In thousands $)

	Pennsylvania			Pennsylvania
	Power	Penn Power		Power
	Company	Funding LLC	Eliminations	Consolidated

OPERATING REVENUES	$549,196	$3,045	$(3,120)	$549,121

OPERATING EXPENSES AND TAXES:
Fuel	22,894	-	-	22,894
Purchased power	181,031	-	-	181,031
Nuclear operating costs	106,659	-	-	106,659
Other operating expenses	49,078	2,177	(75)	51,180
Provision for depreciation	14,134	-	-	14,134
Amortization of regulatory assets	40,012	-	-	40,012
General taxes	23,607	-	-	23,607
Income taxes	48,824	-	-	48,824
Total operating expenses and taxes	486,239	2,177	(75)	488,341

OPERATING INCOME	62,957	868	(3,045)	60,780

Equity in subsidiary earnings	(467)	-	467	-
Other income	2,651	-	1,741	4,392
Other income taxes	(928)	-	-	(928)
OTHER INCOME	1,256	-	2,208	3,464

NET INTEREST CHARGES:
Interest on long-term debt	8,250	-	-	8,250
AFUDC - borrowed funds	(4,563)	-	-	(4,563)
Other interest expense	1,450	1,335	(1,304)	1,481
Net interest charges	5,137	1,335	(1,304)	5,168

NET INCOME	59,076	(467)	467	59,076

PREFERRED STOCK
DIVIDEND REQUIREMENTS	2,560	-	-	2,560

EARNINGS ON COMMON STOCK	$56,516	$(467)	$467	$56,516

The notes to the consolidated financial statements of Pennsylvania Power Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2

PENNSYLVANIA POWER COMPANY
CONSOLIDATING BALANCE SHEETS
As of December 31, 2004
(In thousands $)

	Pennsylvania			Pennsylvania
	Power	Penn Power		Power
ASSETS	Company	Funding LLC	Eliminations	Consolidated

UTILITY PLANT:
In service	$866,303	$-	$-	$866,303
Less--Accumulated provision for depreciation	356,020	-	-	356,020
	510,283	-	-	510,283
Construction work in progress	107,728			107,728
	618,011	-	-	618,011

OTHER PROPERTY AND INVESTMENTS:
Nuclear plant decommissioning trusts	143,062	-	-	143,062
Long-term notes receivable from associated companies	32,985	-	-	32,985
Other	2,247	-	(1,525)	722
	178,294	-	(1,525)	176,769

CURRENT ASSETS:
Cash and cash equivalents	38	-	-	38
Receivables-
Customers	28,606	15,676	-	44,282
Associated companies	23,413	-	(397)	23,016
Other	1,656	-	-	1,656
Notes receivable from associated companies	13,240	-	(12,809)	431
Material and supplies	37,923	-	-	37,923
Prepayments and other	8,906	18	-	8,924
	113,782	15,694	(13,206)	116,270

DEFERRED CHARGES:
Other	10,106	-	-	10,106
	10,106	-	-	10,106

TOTAL ASSETS	$920,193	$15,694	$(14,731)	$921,156

The notes to the consolidated financial statements of Pennsylvania Power Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2

PENNSYLVANIA POWER COMPANY
CONSOLIDATING BALANCE SHEETS
As of December 31, 2004
(In thousands $)

	Pennsylvania			Pennsylvania
	Power	Penn Power		Power
CAPITALIZATION AND LIABILITIES	Company	Funding LLC	Eliminations	Consolidated

CAPITALIZATION:
Common stockholder's equity	$327,379	$1,525	$(1,525)	$327,379
Preferred stock not subject to mandatory redemption	39,105	-	-	39,105
Long-term debt and other long-term obligations	133,887	-	-	133,887
	500,371	1,525	(1,525)	500,371

CURRENT LIABILITIES:
Currently payable long-term debt	26,524	-	-	26,524
Accounts payable-
Associated companies	46,348	417	(397)	46,368
Other	1,430	6	-	1,436
Notes payable to associated companies	11,789	12,872	(12,809)	11,852
Accrued taxes	14,055	-	-	14,055
Accrued interest	1,872	-	-	1,872
Other	7,928	874	-	8,802
	109,946	14,169	(13,206)	110,909

NONCURRENT LIABILITIES:
Accumulated deferred income taxes	93,418	-	-	93,418
Accumulated deferred investment tax credits	3,222	-	-	3,222
Asset retirement obligation	138,284	-	-	138,284
Retirement benefits	49,834	-	-	49,834
Regulatory liabilities	18,454	-	-	18,454
Other	6,664	-	-	6,664
	309,876	-	-	309,876

TOTAL CAPITALIZATION AND LIABILITIES	$920,193	$15,694	$(14,731)	$921,156

The notes to the consolidated financial statements of Pennsylvania Power Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2

PENNSYLVANIA POWER COMPANY
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 2004
(In thousands $)

	Pennsylvania			Pennsylvania
	Power	Penn Power		Power
	Company	Funding LLC	Eliminations	Consolidated
RETAINED EARNINGS:

Balance - Beginning of Period	$54,179	$-	$-	54,179

Net Income	59,076	(467)	467	59,076

Common Stock Dividends Declared	(23,000)	-	-	(23,000)

Preferred Stock Dividends Declared	(2,560)	-	-	(2,560)

Balance - End of Period	$87,695	$(467)	$467	$87,695

ACCUMULATED OTHER COMPREHENSIVE INCOME:

Balance - Beginning of Period	$(11,783)	$-	$-	(11,783)

Minimum Liability for Unfunded
Retirement Benefits	(1,923)	-	-	(1,923)

Balance - End of Period	$(13,706)	$-	$-	$(13,706)

The notes to the consolidated financial statements of Pennsylvania Power Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2
PENNSLVANIA POWER COMPANY
CONSOLIDATING STATEMENTS OF CASH FLOWS
For the Year Ended December 31, 2004
(In thousands $)

	Pennsylvania			Pennsylvania
	Power	Penn Power		Power
	Company	Funding LLC	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$59,076	$(467)	$467	$59,076
Adjustments to reconcile net income
to net cash from operating activities--
Provision for depreciation	14,134	-	-	14,134
Amortization of regulatory assets	40,012	-	-	40,012
Nuclear fuel and lease amortization	16,790	-	-	16,790
Undistributed subsidiary earnings	467	-	(467)	-
Deferred income taxes and investment tax credits, net	5,011	-	-	5,011
Pension trust contribution	(12,934)	-	-	(12,934)
Decrease (Increase) in operating assets:
Receivables	17,198	(15,676)	397	1,919
Materials and supplies	(4,005)	-	-	(4,005)
Prepayments and other current assets	477	(18)	-	459
Increase (Decrease) in operating liabilities:
Accounts payable	6,312	423	(397)	6,338
Accrued taxes	(13,036)	-	-	(13,036)
Accrued interest	(2,524)	-	-	(2,524)
Asset retirement obligation, net	(1,242)	-	-	(1,242)
Other	4,223	874	-	5,097
Net cash provided from (used for) operating activities	129,959	(14,864)	-	115,095

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing--
Short-term borrowings, net	456	12,871	(12,809)	518
Equity contribution from parent	65,000	1,993	(1,993)	65,000
Redemptions and Repayments--
Preferred stock	(750)	-	-	(750)
Long-term debt	(63,903)	-	-	(63,903)
Dividend Payments--
Common stock	(23,000)	-	-	(23,000)
Preferred stock	(2,560)	-	-	(2,560)
Net cash provided from (used for) financing activities	(24,757)	14,864	(14,802)	(24,695)

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions	(93,320)	-	-	(93,320)
Loan payments from (to) associated companies, net	(6,647)	-	12,809	6,162
Contributions to nuclear decommissioning trusts	(1,594)	-	-	(1,594)
Investment in subsidiary	(1,993)	-	1,993	-
Other	(1,650)	-	-	(1,650)
Net cash used for investing activities	(105,204)	-	14,802	(90,402)

NET DECREASE IN CASH AND
CASH EQUIVALENTS	$(2)	$-	$-	$(2)

The notes to the consolidated financial statements of Pennsylvania Power Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2
THE TOLEDO EDISON COMPANY
CONSOLIDATING INCOME STATEMENT
For the Year Ended December 31, 2004
(In thousands $)

		Toledo Edison		Toledo Edison
	Toledo Edison	Capital		Company
	Company	Corporation	Eliminations	Consolidated

OPERATING REVENUES	$1,008,112	$-	$-	$1,008,112

OPERATING EXPENSES AND TAXES:
Fuel and purchased power	363,759	-	-	363,759
Nuclear operating costs	168,401	-	-	168,401
Other operating expenses	152,879	-	-	152,879
Provision for depreciation	57,948	-	-	57,948
Amortization of regulatory assets	123,858	-	-	123,858
Deferral of new regulatory assets	(38,696)	-	-	(38,696)
General taxes	54,142	-	-	54,142
Income taxes	32,713	36	(3)	32,746
Total expenses	915,004	36	(3)	915,037

OPERATING INCOME (LOSS)	93,108	(36)	3	93,075

Other Income	48,920	1	-	48,921
Equity Earnings	87	140	(227)	-
Other Income Deductions	(6,272)	(8)	127	(6,153)
Other Income Depreciation	(213)	-	-	(213)
Taxes--Other Income Deductions	(19,604)	-	-	(19,604)
OTHER INCOME	22,918	133	(100)	22,951

NET INTEREST CHARGES:
Interest on long-term debt	27,153	-	-	27,153
Allowance for Borrowed Funds Used During
Construction & Capitalized Interest	(3,696)	-	-	(3,696)
Other interest expense	6,286	-	-	6,286
Net interest charges	29,743	-	-	29,743

NET INCOME	86,283	97	(97)	86,283

PREFERRED STOCK
DIVIDEND REQUIREMENTS	8,844	-	-	8,844

EARNINGS ON COMMON STOCK	$77,439	$97	$(97)	$77,439

The notes to the consolidated financial statements of Toledo Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2
THE TOLEDO EDISON COMPANY
CONSOLIDATING BALANCE SHEETS
As of December 31, 2004
(In thousands $)

		Toledo Edison		Toledo Edison
	Toledo Edison	Capital		Company
ASSETS	Company	Corporation	Eliminations	Consolidated

UTILITY PLANT:
In service	$1,856,478	$-	$-	$1,856,478
Less--Accumulated provision for depreciation	778,864	-	-	778,864
	1,077,614	-	-	1,077,614
Construction work in progress	74,533			74,533
	1,152,147	-	-	1,152,147

OTHER PROPERTY AND INVESTMENTS:
Investment in lessor notes	212,456	2,063	(23,827)	190,692
Nuclear plant decommissioning trusts	297,803	-	-	297,803
Long-term notes receivable from associated companies	39,975	-	-	39,975
Other	2,031	-	-	2,031
	552,265	2,063	(23,827)	530,501

CURRENT ASSETS:
Cash and cash equivalents	15	-	-	15
Receivables-
Customers	4,858	-	-	4,858
Associated companies	36,570	-	-	36,570
Other	3,842	-	-	3,842
Notes receivable from associated companies	133,871	25,276	(23,464)	135,683
Material and supplies	40,280	-	-	40,280
Prepayments and other	1,150	-	-	1,150
	220,586	25,276	(23,464)	222,398

DEFERRED CHARGES:
Regulatory assets	374,814	-	-	374,814
Goodwill	504,522	-	-	504,522
Property taxes	24,100	-	-	24,100
Other	28,032	-	(2,608)	25,424
	931,468	-	(2,608)	928,860

TOTAL ASSETS	$2,856,466	$27,339	$(49,899)	$2,833,906

The notes to the consolidated financial statements of Toledo Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2
THE TOLEDO EDISON COMPANY
CONSOLIDATING BALANCE SHEETS
As of December 31, 2004
(In thousands $)

		Toledo Edison		Toledo Edison
	Toledo Edison	Capital		Company
CAPITALIZATION AND LIABILITIES	Company	Corporation	Eliminations	Consolidated

CAPITALIZATION:
Common stockholder's equity	$835,327	$26,474	$(26,474)	$835,327
Preferred stock not subject to mandatory redemption	126,000	-	-	126,000
Long-term debt	300,299	-	-	300,299
	1,261,626	26,474	(26,474)	1,261,626

CURRENT LIABILITIES:
Currently payable long-term debt	90,950	-	-	90,950
Accounts payable-
Associated companies	109,740	307	-	110,047
Other	2,247	-	-	2,247
Notes payable to associated companies	452,981	-	(23,464)	429,517
Accrued taxes	46,938	19	-	46,957
Lease market valuation liability	24,600	-	-	24,600
Other	52,884	-	171	53,055
	780,340	326	(23,293)	757,373

NONCURRENT LIABILITIES:
Accumulated deferred income taxes	221,950	-	-	221,950
Accumulated deferred investment tax credits	25,102	-	-	25,102
Retirement benefits	39,227	-	-	39,227
Asset retirement obligation	194,315	-	-	194,315
Lease market valuation liability	268,000	-	-	268,000
Other	65,906	539	(132)	66,313
	814,500	539	(132)	814,907

TOTAL LIABILITIES AND CAPITALIZATION	$2,856,466	$27,339	$(49,899)	$2,833,906

The notes to the consolidated financial statements of Toledo Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2
THE TOLEDO EDISON COMPANY
CONSOLIDATING STATEMENT OF RETAINED EARNINGS
For the Year Ended December 31, 2004
(In thousands $)

		Toledo Edison		Toledo Edison
	Toledo Edison	Capital		Company
	Company	Corporation	Eliminations	Consolidated
RETAINED EARNINGS:

Balance - Beginning of Period	$113,620	$294	$(294)	$113,620

Net Income	86,283	97	(97)	86,283

Subtotal	199,903	391	(391)	199,903

Preferred Stock Dividends Declared	(8,844)	-	-	(8,844)

Balance - End of Period	$191,059	$391	$(391)	$191,059

ACCUMULATED OTHER COMPREHENSIVE INCOME:

Balance - Beginning of Period	$11,672	$-	$-	$11,672

Unrealized Gain on Investments	7,253	-	-	7,253

Minimum Liability for
Unfunded Retirement Benefits	1,114	-	-	1,114

Balance - End of Period	$20,039	$-	$-	$20,039

The notes to the consolidated financial statements of Toledo Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.

				Exhibit F-2
THE TOLEDO EDISON COMPANY
CONSOLIDATING STATEMENTS OF CASH FLOWS
For the Year Ended December 31, 2004
(In thousands $)

		Toledo Edison		Toledo Edison
	Toledo Edison	Capital		Company
	Company	Corporation	Eliminations	Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$86,283	$97	$(97)	$86,283
Adjustments to reconcile net income
to net cash from operating activities--
Provision for depreciation	57,948	-	-	57,948
Amortization of regulatory Asset	123,858	-	-	123,858
Deferral of new regulatory asset	(38,696)	-	-	(38,696)
Nuclear fuel and lease amortization	25,034	-	-	25,034
Deferred rents and lease market valuation liability	(23,121)	-	-	(23,121)
Undistributed subsidiary earnings	0	32	(32)	0
Deferred income taxes and investment tax credits, net	6,123	-	-	6,123
Accrued retirement benefit obligation	5,889	-	-	5,889
Accrued compensation, net	1,074	-	-	1,074
Pension trust contribution	(12,572)	-	-	(12,572)
Decrease (increase) in operating assets:
Receivables	10,228	-	-	10,228
Materials and supplies	(5,133)	-	-	(5,133)
Prepayments & other current assets	5,554	-	-	5,554
Increase (decrease) in operating liabilities:
Accounts payable	(23,679)	281	-	(23,398)
Accrued taxes	(8,411)	(236)	-	(8,647)
Accrued interest	(9,080)	-	-	(9,080)
Other	(18,401)	-	(37)	(18,438)
Net cash provided from operating activities	182,898	174	(166)	182,906

CASH FLOWS FROM FINANCING ACTIVITIES:
New Financing--
Long-term debt	103,500	-	-	103,500
Short-term borrowings, net	73,565	-	-	73,565
Redemptions and Repayments--
Long-term debt	(262,162)	-	-	(262,162)
Dividend Payments--
Preferred stock	(8,844)	-	-	(8,844)
Net cash used for financing activities	(93,941)	-	-	(93,941)

CASH FLOWS FROM INVESTING ACTIVITIES:
Property additions	(64,629)	-	-	(64,629)
Loan payments from (to) associated companies, net	7,292	(8)	-	7,284
Investment in lessor notes	10,246	-	-	10,246
Contributions to nuclear decommissioning trusts	(28,541)	-	-	(28,541)
Other	(15,547)	(166)	166	(15,547)
Net cash used for investing activities	(91,179)	(174)	166	(91,187)

NET DECREASE IN CASH AND CASH EQUIVALENTS	$(2,222)	$-	$-	$(2,222)

The notes to the consolidated financial statements of Toledo Edison Company, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2004, are an integral part of the consolidating financial statements.